SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) January 3, 2002



                               Cross Country, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                             0-33169                          13-4066229
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction                     File Number)                     Identification
incorporation                                                               No.)







       6551 Park of Commerce Blvd., N.W., Suite 200, Boca Raton, FL 33487
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               (Address of Principal Executive Offices) (Zip Code)





                                 (561) 998-2232
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              (Registrant's Telephone Number, Including Area Code)





                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  Other Events.

          Incorporated by reference is a press release issued by the Company on January 3, 2002, which is attached hereto as Exhibit 1.1.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit           Description
=======           ===========

1.1               Press release issued by the Company on January 3, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CROSS COUNTRY, INC.




                                     BY:  /s/ Emil Hensel
                                          ============================
                                          Name: Emil Hensel
                                          Title: Chief Financial Officer




Date:  January 3, 2002

Exhibit 1.1

Cross Country, Inc. Announces the Purchase of the NovaPro Healthcare Staffing Division from HRLogic Holdings, Inc.

BOCA RATON, FL, Jan. 3, 2002/PRNewswire/ -- Cross Country, Inc. (Nasdaq: CCRN) today announced the purchase of the assets of the NovaPro healthcare staffing division (Tampa, FL) of HRLogic Holdings, Inc., a professional employer organization. The purchase price was $7,125,000. NovaPro's revenues for the year ending December 31, 2001 were approximately $15,000,000 based on management estimates.

"We are pleased with today's announcement of Cross Country's acquisition of NovaPro," said Joseph A. Boshart, Chief Executive Officer and President. "The NovaPro business represents an opportunity for Cross Country to procure new and additional supply channels for its travel nursing operations. We are also pleased to announce that NovaPro's current operating management has joined Cross Country to continue running this business. It is our expectation that this acquisition will be accretive to earnings during the first half of 2002."

Cross Country, Inc. is a leading provider of healthcare staffing services in the United States. The company has an active client base of over 2,500 hospitals, pharmaceutical companies and other healthcare providers across all 50 states. For more information on Cross Country, Inc., please go to www.crosscountry.com.

The forward-looking statements about the purchase of the NovaPro assets by Cross Country, Inc. are based on management's current expectations. The statements included in this release are not guarantees of future performance.

For further information, please contact:
Brian Hekman, Director, Corporate Communications at 800-998-5187
Susan Eccher, Director, Investor Relations at 877-686-9779